UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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Fibrocell Science, Inc.

(Name of Registrant as Specified In Its Charter)

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Fibrocell Science, Inc.
405 Eagleview Blvd.
Exton, Pennsylvania 19341
(484) 713-6000
To the Stockholders of Fibrocell Science, Inc.:
You are cordially invited to attend the Annual Meeting of Stockholders of Fibrocell Science, Inc. on June 3, 2010. The Annual Meeting will begin at 10:00 a.m. local time at 405 Eagleview Blvd., Exton, Pennsylvania 19341.
Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. We urge you to read the proxy statement carefully. The proxy statement and proxy card are being mailed to all stockholders on May 3, 2010.
Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. If you are a stockholder of record and do attend the meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.
We look forward to seeing you on June 3, 2010.
Very truly yours,
FIBROCELL SCIENCE, INC.

By:	/s/ David Pernock
David Pernock
Chief Executive Officer and President

Fibrocell Science, Inc.
405 Eagleview Blvd.
Exton, Pennsylvania 19341
(484) 713-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 3, 2010
TO THE STOCKHOLDERS OF FIBROCELL SCIENCE, INC.:
NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders of Fibrocell Science, Inc. (the “Company”) will be held at 405 Eagleview Blvd., Exton, Pennsylvania 19341, on June 3, 2010 at 10:00 a.m., local time, for the following purposes, as described in the accompanying Proxy Statement:
1.	To elect the two Board nominees to the Board of Directors of the Company, each to serve until the 2013 annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office.
2.	To ratify the appointment of BDO Seidman, LLP as the Company’s auditors for the year ending December 31, 2010.

3.	To approve the Company’s 2009 Equity Incentive Plan.
4.	To transact any other business which properly may be brought before the Annual Meeting or any adjournment or postponement thereof.
Only stockholders of record of the Company at the close of business on April 28, 2010 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 405 Eagleview Blvd., Exton, Pennsylvania 19341 for a period of ten days prior to the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors, FIBROCELL SCIENCE, INC.
/s/ David Pernock.
Exton, Pennsylvania	David Pernock
May 3, 2010	Chairman of the Board

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1

WHY DID YOU SEND ME THIS PROXY STATEMENT?	1

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?	1

WHO MAY VOTE ON THESE PROPOSALS?	1

HOW MANY VOTES DO I HAVE?	1

WHY WOULD THE ANNUAL MEETING BE POSTPONED?	1

HOW DO I VOTE BY PROXY?	2

HOW DO I VOTE IN PERSON?	2

MAY I REVOKE MY PROXY?	2

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?	2

ARE THERE ANY RIGHTS OF APPRAISAL?	3

WHO BEARS THE COST OF SOLICITING PROXIES?	3

WHERE ARE FIBROCELL’S PRINCIPAL EXECUTIVE OFFICES?	3

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT FIBROCELL?	3

INFORMATION ABOUT FIBROCELL STOCK OWNERSHIP	4

HOW MUCH STOCK IS OWNED BY DIRECTORS AND EXECUTIVE OFFICERS?	4

DID THE DIRECTORS, EXECUTIVE OFFICERS AND GREATER THAN TEN PERCENT STOCKHOLDERS COMPLY WITH THE SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN FISCAL YEAR 2009?	5

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS	5

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	8

RELATED PARTY TRANSACTIONS	13

AUDIT COMMITTEE REPORT	13

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14

PROPOSAL 1:	15

PROPOSAL 2:	15

PROPOSAL 3:	16

OTHER PROPOSED ACTION	20

STOCKHOLDER PROPOSALS AND SUBMISSIONS	20

FIBROCELL SCIENCE, INC.
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 3, 2010
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
WHY DID YOU SEND ME THIS PROXY STATEMENT?
This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Fibrocell Science, Inc., a Delaware corporation, for use at the Annual Meeting of Fibrocell stockholders to be held at 405 Eagleview Blvd., Exton, Pennsylvania 19341, on June 3, 2010 at 10:00 a.m., local time, and at any adjournments or postponements of the Annual Meeting. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided. The terms “Fibrocell,” “Company,” “we,” or “our” refer to Fibrocell Science, Inc.
WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?
We will address the following proposals as the Annual Meeting:
1.	To elect the two Board nominees to the Board of Directors of the Company, each to serve until the 2013 annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office.
2.	To ratify the appointment of BDO Seidman, LLP as the Company’s auditors for the year ending December 31, 2010.

3.	To approve the Company’s 2009 Equity Incentive Plan.
4.	To transact any other business which properly may be brought before the Annual Meeting or any adjournment or postponement thereof.
WHO MAY VOTE ON THESE PROPOSALS?
We will send this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about May 3, 2010 to all stockholders as of April 28, 2010 (the “Record Date”). Stockholders who owned shares of our common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting in all matters properly brought before the Annual Meeting.
On the Record Date, we had 19,768,676 shares of issued and outstanding common stock entitled to vote at the Annual Meeting.
HOW MANY VOTES DO I HAVE?
Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting.
WHY WOULD THE ANNUAL MEETING BE POSTPONED?
The Annual Meeting will be postponed if a quorum is not present on June 3, 2010. The presence in person or by proxy of at least a majority of our common stock outstanding as of the Record Date will constitute a quorum and is required to transact business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

Abstentions and broker non-votes are treated as shares present or represented at the meeting, but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.
HOW DO I VOTE BY PROXY?
Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.
If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:
1.	FOR the election of the Board’s two nominees to the Board of Directors of the Company.

2.	FOR the ratification of the appointment of BDO Seidman, LLP as the Company’s auditors for the year ending December 31, 2010.

3.	FOR the approval of the Company’s 2009 Equity Incentive Plan.
If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.
HOW DO I VOTE IN PERSON?
If you plan to attend the Annual Meeting and vote in person on June 3, 2010, or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.
MAY I REVOKE MY PROXY?
If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:
1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
Proposal 1: Election of Directors.
A plurality of the eligible votes cast is required to elect director nominees. A nominee who receives a plurality means he has received more votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on Proposal 1.

Proposal 2: Ratification of Independent Auditors.
The approval of Proposal 2 requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. Abstentions and broker non-votes will not be taken into account in determining the outcome of Proposal 2.
Proposal 3: Approval of 2009 Equity Incentive Plan.
The approval of Proposal 3 requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. Abstentions and broker non-votes will not be taken into account in determining the outcome of Proposal 3.
If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.” For purposes of this annual meeting, the Company has determined that the ratification of its independent auditors (Proposal 2) is a routine matter. However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes,” properly brought before the meeting. Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients) are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that proposal. Beginning in 2010, the election of directors in an uncontested election is deemed to be a non-routine matter. Furthermore, the adoption of the 2009 Equity Incentive Plan is also deemed to be a non-routine matter. Accordingly, if you hold your shares in street name, in order for your shares to be voted for the election of directors at the Annual Meeting (Proposal No. 1), you must provide voting instructions to your broker in accordance with the voting instruction card that you will receive from your broker.
ARE THERE ANY RIGHTS OF APPRAISAL?
The Board of Directors is not proposing any action for which the laws of the State of Delaware, our Certificate of Incorporation or our Bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.
WHO BEARS THE COST OF SOLICITING PROXIES?
Fibrocell will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.
WHERE ARE FIBROCELL’S PRINCIPAL EXECUTIVE OFFICES?
The principal executive offices of Fibrocell are located at 405 Eagleview Blvd., Exton, Pennsylvania 19341 and our telephone number is (484) 713-6000.
HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT FIBROCELL?
We will, upon written request of any stockholder, furnish without charge a copy of our Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission or SEC, without exhibits. Please address all such requests to Fibrocell Science, Inc., 405 Eagleview Blvd., Exton, Pennsylvania 19341, Attention: Corporate Secretary. Exhibits to the Form 10-K will be provided upon written request and payment of an appropriate processing fee.
We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Fibrocell, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549; and at the SEC’s regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

INFORMATION ABOUT FIBROCELL STOCK OWNERSHIP
HOW MUCH STOCK IS OWNED BY DIRECTORS, EXECUTIVE OFFICERS AND 5% SHAREHOLDERS?
The following table shows, as of the Record Date, the securities owned by each director, nominee, and named executive officer, as well as all persons we know to be beneficial owners of five percent or more of our common stock.

	Common stock
	Beneficially		Percent of
Name of Beneficial Owner	Owned(1)		Class(2)
Declan Daly	650,000	(3)	3.3%
David Pernock	694,444	(4)	3.4%
Paul Hopper	200,000	(5)	1.0%
Kelvin Moore	200,000	(5)	1.0%
Robert Langer	200,000	(5)	1.0%
Marc Mazur	100,000	(6)	*
John Maslowski	—	(7)	—
Karen Donhauser	—	(8)	—
Todd Greenspan (9)	—
All Executive Officers and Directors as a Group (8 persons) (10)	2,044,444	(10)	9.6%

Five percent or more of shareholders
James E. Flynn (11)	2,000,000		10.1%

(1)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Unless otherwise noted, all listed shares of common stock are owned of record by each person or entity named as beneficial owner and that person or entity has sole voting and dispositive power with respect to the shares of common stock owned by each of them. As to each person or entity named as beneficial owners, that person’s or entity’s percentage of ownership is determined based on the assumption that any options or convertible securities held by such person or entity which are exercisable or convertible within 60 days of the date of this report have been exercised or converted, as the case may be.

(2)	Based upon 19,768,676 shares of common stock outstanding as of April 28, 2010.

(3)	Includes 50,000 shares underlying an option exercisable at $0.75 per share.

(4)	Includes: (i) 300,000 shares underlying an option exercisable at $0.75 per share; and (ii) 394,444 shares underlying an option exercisable at $1.08 per share (which represents the vested portion, plus the shares that will vest within 60 days of the date of this filing, of an option to purchase 1,650,000 shares issued in connection with Mr. Pernock’s employment agreement). In addition, Mr. Pernock holds an option to purchase 150,000 shares at $0.75 per share, which is exercisable in September 2010.

(5)	Consists of 200,000 shares underlying an option exercisable at $0.75 per share.

(6)	Consists of 100,000 shares underlying an option exercisable at $1.04 per share. In addition, Mr. Mazur holds an option to purchase 100,000 shares at $1.04 per share, which is exercisable in April 2011.

(7)	Mr. Maslowski holds an option to purchase 100,000 shares at an exercise price of $0.75 per share, of which 50% vest October 2010 and 50% upon FDA approval of BLA.

(8)	Ms. Donhauser holds an option to purchase 60,000 shares at an exercise price of $0.75 per share, of which 50% vest October 2010 and 50% upon FDA approval of BLA.

(9)	Mr. Greenspan ceased providing services to the company on the effective date of the bankruptcy in September 2009.

(10)	Includes all directors and named executive officers. Includes options to purchase 1,444,444 shares of common stock.

(11)	Reflects the beneficial ownership of the reported entities and their affiliates as reported in the Schedule 13G filed March 2, 2010. The business address for James E. Flynn, Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., and Deerfield Management Company, L.P. is 780 Third Avenue, 37th Floor, New York, NY 10017. The business address for Deerfield Special Situations Fund International Limited is c/o Bisys Management, Bison Court, Columbus Centre, P.O. Box 3460, Road Town, Tortola, British Virgin Islands. Deerfield Capital, L.P. and Deerfield Special Situations Fund, L.P. have shared investment discretion over 708,000 shares. Deerfield Management Company, L.P. and Deerfield Special Situations Fund International Limited have shared investment discretion over 1,292,000 shares. James E. Flynn has shared investment discretion over 2,000,000 shares.
DID THE DIRECTORS, EXECUTIVE OFFICERS AND GREATER THAN TEN PERCENT STOCKHOLDERS COMPLY WITH THE SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN FISCAL YEAR 2009?
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of Fibrocell with the SEC. Officers, directors, and greater-than-ten-percent stockholders are required by the SEC’s regulations to furnish us with copies of all Section 16(a) forms that they file.
Based solely upon a review of the Section 16(a) forms furnished to us during the most recent fiscal year, we believe that all such forms required to be filed were timely filed, as necessary, by the officers, directors, and security holders required to file the same during the fiscal year ended December 31, 2009, except Mr. Pernock filed his Form 3 filing on September 29, 2010 (which was due September 14, 2010).
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
Directors and Executive Officers.
The following table sets forth the names and ages of all of our directors, executive officers, and significant employees as of April 28, 2010. Our officers are appointed by, and serve at the pleasure of, the Board of Directors.
The following table sets forth the names and ages of all of our directors and executive officers as of April 28, 2010. Our officers are appointed by, and serve at the pleasure of, the Board of Directors.

Name	Title	Age

David Pernock	Director and Chief Executive Officer	55

Declan Daly	Director, Chief Operating Officer and Chief Financial Officer	47

Paul Hopper	Director	53

Kelvin Moore	Director	61

Robert Langer	Director	61

Marc Mazur	Director	51

Biographical information with respect to our directors and executive officers is provided below. There are no family relationships between any of our executive officers or directors.
David Pernock. Mr. Pernock has served as a Chairman of the Board of Fibrocell since September 2009 and as our Chief Executive Officer since February 2010. From December 1993 until November 2009, Mr. Pernock held various positions at GlaxoSmithKline, eventually serving as Senior Vice President of Pharmaceuticals, Vaccines (Biologics), Oncology, Acute Care, and HIV Divisions. Mr. Pernock is a director of Martek Biosciences Corporation. Mr. Pernock holds a B.S. in Business Administration from Arizona State University.
Declan Daly. Mr. Daly has served as Fibrocell’s Chief Operating Officer and Chief Financial Officer since September 2009, and as a director of Fibrocell since November 2009. Mr. Daly served as Isolagen’s Chief Executive Officer and President from January 2008 until September 3, 2009, as Chief Financial Officer from June 2006 until March 2008, and as Chief Operating Officer from June 2007 until January 2008. Mr. Daly was elected to the Board of Directors of Isolagen in June 2008. Mr. Daly served as Executive Vice President and Chief Financial Officer of Inamed Corp. from November 2004 until March 2006, prior to which he served as Inamed’s Senior Vice President since September 2002 and as the Corporate Controller and Principal Accounting Officer since March 2002. He was previously Vice President of Finance & Administration for Inamed International Corp. from 1998 to 2002. From 1996 to 1998, Mr. Daly was a Senior Manager with BDO Simpson Xavier, Chartered Accountants or BDO, in Dublin. Prior to joining BDO, he worked with PricewaterhouseCoopers in Dublin and London. Mr. Daly holds a B.A. in Management Science and Industrial Systems Studies from Trinity College, Dublin and he is also a Fellow of the Institute of Chartered Accountants in Ireland.
Paul Hopper. Mr. Hopper has served as a director of Fibrocell since September 2009. Mr. Hopper has served as Managing Director of Cappello Group, Inc, an investment bank based in Los Angeles, since November 2005. From September 2003 to February 2005, Mr. Hopper served as Managing Director of Australian Cancer Technology Ltd, an oncology biotechnology company. Mr. Hopper is also a Director of Somnomed Ltd, Viralytics Ltd, and pSivida Corp.
Kelvin Moore. Mr. Moore has served as a director of Fibrocell since September 2009. Since March 2009, Mr. Moore has served as the consultant sales director for the UK based Seaborne Group developing their business in building constructions from converting shipping sea containers. Since July 2008, Mr. Moore has been a director of Acorn Cultural Developments Limited which is developing a social networking site. Between June 2004 and May 2008, Mr. Moore was a senior advisor with Exit Strategy Planning dealing with the sale of businesses. Mr. Moore holds a London University Degree in Geography and Pure Mathematics.
Robert Langer. Dr. Langer has served as a director of Fibrocell since September 2009. Dr. Langer was named an Institute Professor at Massachusetts Institute of Technology in 2006 and has been on the faculty of Massachusetts Institute of Technology since 1978. Dr. Langer is also a Director of Alseres Pharmaceuticals, Inc. and Echo Therapeutics, Inc. Dr. Langer received his Bachelor’s Degree from Cornell University in 1970 and his Sc.D. from the Massachusetts Institute of Technology in 1974, both in Chemical Engineering.
Marc B. Mazur. Mr. Mazur has served as a director of Fibrocell since April 2010. Since May 2009, Mr. Mazur has served as the Chairman of Elsworthy Capital Management Ltd., a London-based European equity hedge fund. From October 2006 until December 2009, Mr. Mazur served as the CEO of Brevan Howard U.S. Asset Management, the U.S. arm of London-based Brevan Howard. In 2001 Mr. Mazur founded Ambassador Capital Group, a privately held investment and advisory entity providing capital, business development and strategic planning advice to companies in the healthcare, financial services and real estate fields. Mr. Mazur received his B.A. in political science from Columbia University in 1981 and a J.D. from Villanova University in 1984.
In connection with our emergence from bankruptcy, our plan of reorganization provided that our directors prior to our emergence from bankruptcy were all deemed to have resigned, and a new board of directors was appointed as of the effective date of our emergence from bankruptcy. Pursuant to the plan of reorganization, the new Board of Directors was determined by the lenders that provided us debtor-in-possession while we were in bankruptcy and the investors that provided us exit financing. The members of our Board of Directors that were designated in our plan of reorganization are David Pernock, Paul Hopper and Kelvin Moore.

No director is related to any other director or executive officer of our company or our subsidiaries, and, subject to the above paragraph, there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director.
Our Certificate of Incorporation, as amended, provides that the Board of Directors be divided into three classes. Each director serves a term of three years. At each annual meeting, the stockholders elect directors for a full term or the remainder thereof, as the case may be, to succeed those whose terms have expired. Each director holds office for the term for which elected or until his or her successor is duly elected.
Nominees to the Board of Directors.
Declan Daly and Marc Mazur are the nominees for election to the Board of Directors. Each of these individuals has been nominated to be Class I directors, which means their term of office will expire at our 2013 Annual Meeting of Stockholders.
The Board of Directors.
The Board of Directors oversees the business affairs of Fibrocell and monitors the performance of management. Pursuant to our Bylaws, the Board of Directors shall consist of no less than three and no more than eleven members. Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the year 2009. The Board held 13 meetings during 2009 after emerging from bankruptcy (and held 29 meetings prior to emerging from bankruptcy). Each director attended at least 75% of the total number of meetings of the Board of Directors.
Board Member Attendance at Annual Meetings.
All current Board members and all nominees for election to our Board of Directors are required to attend our annual meetings of stockholders, provided, however, that attendance shall not be required if personal circumstances affecting the Board member or director nominee make his or her attendance impracticable or inappropriate. We did not hold an annual meeting during 2009.
Board Leadership Structure and Role in Risk Oversight.
The Board of Directors has risk oversight responsibility for Fibrocell and administers this responsibility directly. The Board of Directors oversees our risk management process through regular discussions of the Company’s risks with senior management both during and outside of regularly scheduled Board of Directors meetings. In addition, the Board of Directors administers our risk management process with respect to risks relating to our accounting and financial controls.
David Pernock serves as both our Chief Executive Officer and Chairman of the Board. Our Board of Directors has no policy with regard to the separation of the offices of Chairman of the Board and Chief Executive Officer. The current leadership structure separates these two offices.
Director Independence
Our Board is not subject to any independence requirements. However, our Board has reviewed the independence of its directors under the requirements set forth by the NASDAQ Stock Market. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and Fibrocell and its subsidiaries and affiliates. The purpose of this review was to determine whether relationships or transactions existed that were inconsistent with a determination that the director is independent.
As a result of this review, the Board affirmatively determined that since emerging from bankruptcy in 2009, Messrs. Moore, Hopper and Langer were independent of us under the standards set forth by NASDAQ; provided that Dr. Langer was found not to meet the independence requirements needed to serve on our audit committee when such committee is formed. In determining that Dr. Langer was independent, the Board considered that we are party to a consultant agreement, pursuant to which Dr. Langer agreed to provide consulting services to us, including serving as a scientific advisor. The agreement has a one year term, provided that either party may terminate the agreement on 30 days notice. The agreement provides Dr. Langer annual compensation of $50,000.

Board Committees
We do not currently have an audit committee, compensation committee or nominating committee. Our full Board currently performs the duties and responsibilities of such committees. Due to the size of company and due to the small number of directors that we had in 2009 since our emergence from bankruptcy, we believed it was appropriate for the full Board to handle the responsibilities of these committees.
Audit Committee Financial Expert
We do not have an audit committee financial expert because we do not currently have adequate financial resources to hire such an individual.
Stockholder Communications with Directors.
The Board of Directors has adopted policies and procedures to facilitate written communications by stockholders to the Board. Persons wishing to write to the Board of Directors of Fibrocell, or to a specified director or committee of the Board, should send correspondence to the Corporate Secretary at 405 Eagleview Blvd., Exton, Pennsylvania 19341. Electronic submissions of stockholder correspondence will not be accepted.
The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board, or to the affairs of Fibrocell. Any correspondence received that is addressed generically to the Board of Directors will be forwarded to the Chairman of the Board.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Executive Officer Compensation.
The following table sets forth information regarding compensation with respect to the fiscal years ended December 31, 2009 and 2008, paid or accrued by us to or on behalf of those persons who, during the fiscal year ended December 31, 2009, served as our Chief Executive Officer or Chief Financial Officer, as well as our most highly compensated officers during the year ended December 31, 2009 (the “named executive officers”).
Summary Compensation Table — 2009

				Stock		Option		All Other
		Salary	Bonus	Awards		Awards		Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)		($)(1)		($)	($)
Declan Daly,	2009	403,538	100,000	288,000	(3)	17,908	(4)	—	809,446
Chief Financial Officer and Chief Operating Officer (2)	2008	427,635	25,000	—		766,839	(5)	—	1,219,474
Todd Greenspan,	2009	176,308	50,000	—		—		—	226,308
Former Chief Financial Officer (6)	2008	231,385	—	—		78,663	(7)	—	310,048
John Maslowski, Vice President of Operations	2009	149,279	—	—		16,117	(8)	—	165,396
Karen Donhauser, Vice President of Quality	2009	110,936	—	—		9,670	(9)	—	120,606

(1)	Except as disclosed in footnotes (8) and (9), represents the full grant date fair value of the stock award or option grant, as applicable, calculated in accordance with FASB ASC Topic 718. For the purposes of making the stock award calculation, an assumed value of $0.48 per share was utilized. For the purposes of making the option calculation for 2009, the following assumptions were made: (a) expected life (years) — 3.5 (for the options issued to Mr. Maslowski and Ms. Donhauser); expected life (years) — 2.5 (for the options issued to Mr. Daly); (b) volatility — 65.87%; (c) dividend yield — none; and (d) discount rate — 1.64% (for the options issued to Mr. Maslowski and Ms. Donhauser); discount rate — 0.99% (for the options issued to Mr. Daly). We excluded the assumed forfeiture rate for the purposes of the calculations in the table. For the purposes of making the option calculation for 2008, the following assumptions were made: (a) expected life (years) — 10 (for the options issued to Mr. Daly); expected life (years) — 6 (for the options issued to Mr. Greenspan; (b) volatility — 82.87% (for the options issued to Mr. Daly); volatility — 105.41% (for the options issued to Mr. Greenspan); (c) dividend yield — none; and (d) discount rate — 3.89% (for the options issued to Mr. Daly); discount rate — 2.83% (for the options issued to Mr. Greenspan). We excluded the assumed forfeiture rate for the purposes of the calculations in the table.

(2)	Mr. Daly served as our Chief Executive Officer during 2009. Mr. Daly is currently our Chief Financial Officer and Chief Operating Officer.

(3)	Pursuant to our bankruptcy plan, our management was granted shares of our common stock. Mr. Daly received 600,000 shares of common stock, of which 300,000 shares vested immediately and 150,000 shares vest on each successive one-year anniversary; provided that if we do not renew Mr. Daly’s employment agreement at the end of its term or in the event of a change of control, any unvested shares will automatically vest.

(4)	Consists of an option issued in connection with Mr. Daly joining our Board of Directors in November 2009 to purchase 50,000 shares of common stock at an exercise price of $0.75 per share.

(5)	During 2008, Mr. Daly was granted options to purchase 450,000 shares of common stock. These options were terminated in our bankruptcy and are no longer outstanding.

(6)	Mr. Greenspan served as our Chief Financial Officer until September 2009.

(7)	During 2008, Mr. Greenspan was granted options to purchase 200,000 shares of common stock. These options were terminated in our bankruptcy and are no longer outstanding.

(8)	Consists of an option to purchase 100,000 shares of common stock at an exercise price of $0.75 per share of which 50,000 shares vest on October 6, 2010 and 50,000 shares vest if our BLA is approved by the FDA. The grant date fair value in the table above excludes the 50,000 shares that would vest if our BLA is approved by the FDA as that portion of the option is subject to performance conditions and is not considered to be “probable” pursuant to FASB ASC Topic 718. The full grant date fair value of the option assuming the performance conditions are met is $32,234.

(9)	Consists of an option to purchase 60,000 shares of common stock at an exercise price of $0.75 per share of which 30,000 shares vest on October 6, 2010 and 30,000 shares vest if our BLA is approved by the FDA. The grant date fair value in the table above excludes the 30,000 shares that would vest if our BLA is approved by the FDA as that portion of the option is subject to performance conditions and is not considered to be “probable” pursuant to FASB ASC Topic 718. The full grant date fair value of the option assuming the performance conditions are met is $19,341.

Equity Awards
The following table sets forth certain information concerning our outstanding options for our named executive officers at December 31, 2009.
Outstanding Equity Awards At Fiscal Year-End—2009

	Number of	Number of					Market
	Securities	Securities				Number of	value of
	Underlying	Underlying				shares of	shares of
	Unexercised	Unexercised		Option		stock that	stock that
	Options	Options		Exercise	Option	have not	have not
	(#)	(#)		Price	Expiration	vested	vested
Name	Exercisable	Unexercisable		($)	Date	(#)	($)
Declan Daly	50,000	—		0.75	11/20/2014	—	—
						300,000	345,000	(1)
Todd Greenspan	—	—		—	—	—	—
John Maslowski	—	100,000	(2)	0.75	10/6/2014	—	—
Karen Donhauser	—	60,000	(3)	0.75	10/6/2014	—	—

(1)	Based on the closing price of our common stock of $1.15 on December 31, 2009.

(2)	Consists of an option to purchase 100,000 shares of common stock at an exercise price of $0.75 per share of which 50,000 shares vest on October 6, 2010 and 50,000 shares vest if our BLA is approved by the FDA.

(3)	Consists of an option to purchase 60,000 shares of common stock at an exercise price of $0.75 per share of which 30,000 shares vest on October 6, 2010 and 30,000 shares vest if our BLA is approved by the FDA.
None of our named executive officers has exercised any options.
Pension Benefits
None of our named executives participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.
Nonqualified Deferred Compensation
None of our named executives participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.

Director Compensation
In September 2009, our Board of Directors approved a compensation plan for its non-executive directors pursuant to which each such director will receive an annual fee of $50,000, payable in monthly installments, and upon appointment to the Board of Directors will receive an initial option grant to purchase 200,000 shares of Company common stock at the fair market value of the Company on the date of issuance. On September 30, 2009, the Board of Directors agreed to provide Mr. David Pernock, the Chairman of the Board, with the above cash compensation, as well as an option to purchase 450,000 shares of Company common stock at the fair market value of the Company on the date of issuance, of which 300,000 shares vest immediately and 150,000 shares vest in 12 months, provided Mr. Pernock is Chairman of the Board on such date.
Director Compensation Table—2009

	Fees Earned or			All other
	Paid in Cash	Option Awards		compensation		Total
Name	($)	($)(1)		($)		($)
Post-bankruptcy directors
David Pernock	12,639	151,537	(2)	15,000	(3)	179,176
Paul Hopper	16,250	61,866	(4)			78,116
Robert Langer	13,333	61,866	(4)	16,667	(3)	91,866
Kelvin Moore	16,250	61,866	(4)			78,116
Declan Daly	(5)	(5)				(5)
Pre-bankruptcy directors (6)
Steven Morrell	29,015
Kenneth A. Selzer	28,308
Nicholas L. Teti	95,154
Henry Y.L. Toh	29,015
Terry E. Vandewarker	37,508
Marshall G. Webb	35,385

(1)	Represents the full grant date fair value of the option grant calculated in accordance with FASB ASC Topic 718. For the purposes of making the option calculation, the following assumptions were made: (a) expected life (years) — 2.5 (for the options issued to Messrs. Hopper, Langer and Moore); expected life (years) — 3.0 (for the options issued to Mr. Pernock); (b) volatility — 66.75%; (c) dividend yield — none; and (d) discount rate — 1.36% (for the options issued to Messrs. Hopper, Langer and Moore); discount rate — 1.45% (for the options issued to Mr. Pernock).

(2)	As of December 31, 2009, Mr. Pernock held options to purchase an aggregate of 450,000 shares of our common stock with an exercise price of $0.75 per share.

(3)	Consists of consulting fees.

(4)	As of December 31, 2009, Messrs. Hopper, Langer and Moore each held an option to purchase 200,000 shares of our common stock with an exercise price of $0.75 per share.

(5)	See “Executive Officer Compensation — Summary Compensation Table — 2009.”

(6)	All options issued to our pre-bankruptcy directors were terminated in the bankruptcy and are no longer outstanding. No options were issued to these directors in 2009.
Equity Incentive Plan
We currently have an outstanding equity incentive plan, the Fibrocell Science, Inc. 2009 Equity Incentive Plan that permits us to grant awards in the form of incentive stock options, as defined in Section 422 of the Internal Revenue Code, or Code, as well as options which do not so qualify, called non-qualified stock options, stock units, stock awards, stock appreciation rights, and other stock-based awards. The purpose of the plan is to promote the interests of Fibrocell, and to motivate, attract and retain the services of the people upon whose efforts and contributions our success depends.
The three outstanding stock option plans we had prior to our reorganization, (a) our 2001 Stock Option and Appreciation Rights Plan reserving 5,000,000 shares of common stock for the issuance of options to employees, directors and consultants, (b) our 2003 Stock Option and Appreciation Rights Plan reserving 2,250,000 shares of common stock for the issuance of options to employees, directors and consultants, and (c) our 2005 Equity Incentive Plan reserving 2,100,000 shares of common stock for the issuance of options to employees, directors and consultants, terminated as of the effective date of our reorganization and all outstanding options issued pursuant to the plans were cancelled.

Management Agreements
Effective upon our exit from bankruptcy on September 3, 2009, we entered into an employment agreement, pursuant to which Mr. Daly agreed to serve as our Chief Operating Officer until December 31, 2011, subject to the automatic renewal of the agreement for an additional one-year term unless we notify Mr. Daly prior to the expiration of the agreement of our intention not to renew the agreement. Notwithstanding the foregoing, if a change of control occurs during the term of the agreement, we may not terminate the agreement for a period of two years after such change of control. The agreement provides Mr. Daly with an annual base salary of $300,000, which will be periodically reviewed and may be increased at the Board’s discretion. Mr. Daly received a one-time signing bonus payment in the amount of $100,000. Mr. Daly is entitled to receive an annual bonus, payable each year subsequent to the issuance of final audited financial statements, but in no case later than 120 days after the end of our most recently completed fiscal year. The final determination on the amount of the annual bonus will be made by the Board of Directors, based primarily on criteria mutually agreed upon with Mr. Daly. The targeted amount of the annual bonus shall be 50% of Mr. Daly’s base salary. The actual annual bonus for any given period may be higher or lower than 50%. For any fiscal year in which Mr. Daly is employed for less than the full year (other than for 2009), he shall receive a bonus which is prorated based on the number of full months in the year which are worked. Mr. Daly is entitled to a bonus of $50,000 if we are able to complete a capital raise or series of capital raises in excess of $6.0 million, provided Mr. Daly is our Chief Operating Officer at such time. Mr. Daly is entitled to a bonus of $50,000 if our BLA is approved by the FDA, provided Mr. Daly is our Chief Operating Officer at such time.
If we terminate the employment agreement without cause or if Mr. Daly dies or become disabled, we will continue to pay Mr. Daly (or his heirs) his base salary at such time for the longer of the remainder of the term of the employment agreement or 12 months from the date of termination. If we terminate the employment agreement without cause following a change of control or if Mr. Daly terminates the employment agreement for good reason, we must pay Mr. Daly, within 30 days of termination, a cash payment equal to the amounts payable for the greater of the remainder of the term of the employment agreement or 12 months from the date of termination.
Pursuant to the employment agreement and as provided in our bankruptcy reorganization plan, Mr. Daly received a grant of 600,000 shares of common stock, of which 300,000 shares vested immediately and 150,000 shares vest on each successive one-year anniversary; provided that if we do not renew the employment agreement at the end of the term or in the event of a change of control, any unvested shares will automatically vest. We have agreed to make a tax gross-up payment with respect to the equity grant.
Mr. Daly has agreed that during his employment and for a period of 12 months after termination or expiration of his employment agreement he will not compete with us, solicit our employees, or attempt to divert or take away our customers and clients.
Effective upon our exit from bankruptcy on September 3, 2009, we entered into a consultant agreement, pursuant to which Dr. Langer agreed to provide consulting services to us, including serving a scientific advisor. The agreement has a one year term, provided that either party may terminate the agreement on 30 days notice. The agreement provides Dr. Langer annual compensation of $50,000.
On February 1, 2010, the Company entered into an employment agreement with Mr. Pernock pursuant to which Mr. Pernock agreed to serve as Chief Executive Officer of the Company for an initial term ending February 1, 2013, which may be renewed for an additional one-year term by mutual agreement. The agreement provides for an annual salary of $450,000. Mr. Pernock is entitled to receive an annual bonus each year, payable subsequent to the issuance of the Company’s final audited financial statements, but in no case later than 120 days after the end of its most recently completed fiscal year. The final determination on the amount of the annual bonus will be made by the Board of Directors (or the Compensation Committee of the Board of Directors, if such committee has been formed), based on criteria established by the Board of Directors (or the Compensation Committee of the Board of Directors, if such committee has been formed). The targeted amount of the annual bonus shall be 60% of Mr. Pernock’s base salary, although the actual bonus may be higher or lower.
Under the agreement, Mr. Pernock was granted a ten-year option to purchase 1,650,000 shares at an exercise price per share equal to the closing price of the Company’s common stock on the date of execution of the agreement, or February 1, 2010. The options vest as follows: (i) 250,000 shares upon execution of the agreement; (ii) 100,000 shares upon the closing of a strategic partnership or licensing deal with a major partner that enables the Company to significantly improve and/or accelerate its capabilities in such areas as research, production, marketing and/or sales and enable the Company to reach or exceed its major business milestones within the Company’s strategic and operational plans, provided Mr. Pernock is the CEO on the closing date of such partnership or licensing deal (the determination of whether any partnership or licensing deal meets the foregoing criteria will be made in good faith by the Board upon the closing of such partnership or licensing deal); and (iii) 1,300,000 shares in equal 1/36th installments (or 36,111 shares per installment) monthly over a three-year period, provided Executive is the CEO on each vesting date. The vesting of all options set forth above shall accelerate upon a “change in control” as defined in the agreement, provided Mr. Pernock is employed by the Company within 60 days prior to the date of such change in control.

If Mr. Pernock’s employment is terminated at the Company’s election at any time, for reasons other than death, disability, cause (as defined in the agreement) or a voluntary resignation, or by Mr. Pernock for good reason (as defined in the agreement), Mr. Pernock shall be entitled to receive severance payments equal to twelve months of Mr. Pernock’s base salary and of the premiums associated with continuation of Mr. Pernock’s benefits pursuant to COBRA to the extent that he is eligible for them following the termination of his employment; provided that if anytime within eighteen months after a change in control either (i) Mr. Pernock is terminated, at the Company’s election at any time, for reasons other than death, disability, cause or voluntary resignation, or (ii) Mr. Pernock terminates the agreement for good reason, Mr. Pernock shall be entitled to receive severance payments equal to: (1) two years of Mr. Pernock’s base salary, (2) Mr. Pernock’s most recent annual bonus payment, and (3) the premiums associated with continuation of Mr. Pernock’s benefits pursuant to COBRA to the extent that he is eligible for them following the termination of his employment for a period of one year after termination. All severance payments shall be made in a lump sum within ten business days of Mr. Pernock’s execution and delivery of a general release of the Company, its parents, subsidiaries and affiliates and each of its officers, directors, employees, agents, successors and assigns in a form acceptable to the Company. If severance payments are being made, Mr. Pernock has agreed not to compete with the Company until twelve months after the termination of his employment.
RELATED PARTY TRANSACTIONS
Pursuant to Board policy, our executive officers and directors, and principal stockholders, including their immediate family members and affiliates, are not permitted to enter into a related party transaction with us without the prior consent of our audit committee, or other independent committee of our Board of Directors in the case it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to our audit committee any such related party transaction. In approving or rejecting the proposed agreement, our audit committee shall consider the relevant facts and circumstances available and deemed relevant to the audit committee. Our audit committee shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our audit committee determines in the good faith exercise of its discretion. We do not currently have an audit committee and our full Board currently performs the duties and responsibilities of the audit committee.
AUDIT COMMITTEE REPORT
The Company does not have an audit committee, as the entire Board of Directors oversees the Company’s financial reporting process. The Company’s management is responsible for preparing the Company’s financial statements, implementing and maintaining systems of internal control, and the independent auditors are responsible for auditing those financial statements and expressing its opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles in the United States of America. The Board is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors.
In fulfilling its responsibilities, the Board appointed BDO Seidman, LLP, an independent registered public accounting firm, as the Company’s independent auditors for the 2009 fiscal year. The Board reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Board also reviewed and discussed with the independent auditors and with management the Company’s audited consolidated financial statements and the adequacy of its internal control over financial reporting. The Board met with the independent auditors, without management present, to discuss the results of the independent auditors’ audit, the independent auditors’ evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. The meetings were also designed to facilitate any desired private communication between the Board and the independent auditors.

The Board monitored the independence and performance of the independent auditors. The Board discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vo1. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Board received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Board concerning independence, and discussed with the independent auditors the independent auditors’ independence.
Based on the review and discussions referred to above, the Board determined that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the SEC.
The foregoing report is provided by the following directors:
David Pernock
Paul Hopper
Kelvin Moore
Robert Langer
Declan Daly
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board of Directors has selected BDO Seidman, LLP (“BDO”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2010. Our stockholders are being asked to ratify this appointment. In the event that ratification of this selection of auditors is not approved by the stockholders, we will reassess our selection of auditors. Representatives of BDO are expected to be present at the Annual Meeting, will be available to respond to appropriate questions, and will have the opportunity to make a statement at the Annual Meeting.
Aggregate fees for professional services rendered by BDO for the respective services for the fiscal years ended December 31, 2008 and 2009 were as follows:

	2008	2009
Audit Fee	$121,622	$157,580
Audit-Related Fees	—	—
Tax Fees	$18,760	$17,133
All Other Fees	—	—
Audit Fees
Audit fees represent the aggregate fees billed for professional services rendered by BDO Seidman, LLP for the audit of our annual financial statements, review of financial statements included in our quarterly reports, review of registration statements or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.
Audit-Related Fees
Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees. There were no such fees in either fiscal 2008 or fiscal 2009.
Tax Fees
Tax fees represent the aggregate fees billed for professional services rendered by our principal accountants for tax compliance, tax advice, and tax planning for such years.

All Other Fees
All other fees represent the aggregate fees billed for products and services other than the services reported in the other categories. There were no such fees in either fiscal 2008 or fiscal 2009.
Audit Committee Pre-Approval Policies and Procedures
The Board of Directors on an annual basis reviews audit and non-audit services performed by the independent auditors. All audit and non-audit services are pre-approved by the Board of Directors, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence.
Dispute Resolution Procedure
If any dispute, controversy, or claim arises in connection with the performance or breach of our agreement with BDO (including disputes regarding the validity or enforceability of our agreement), either party may request facilitated negotiations. These negotiations would be assisted by a neutral facilitator acceptable to both parties and would require the best efforts of the parties to discuss with each other in good faith their respective positions and, respecting their different interests, to finally resolve such dispute. The facilitated negotiations will conclude within sixty days from receipt of the written notice unless extended by mutual consent. The parties may also agree at any time to terminate or waive facilitated negotiations. If any dispute, controversy, or claim cannot be resolved by facilitated negotiations (or the parties agree to waive that process), then the dispute, controversy, or claim will be settled by arbitration. The arbitration will be conducted before a panel of three persons, one chosen by each party, and the third selected by the two party-selected arbitrators. The arbitration panel will have no authority to award non-monetary or equitable relief, and any monetary award will not include punitive damages.
PROPOSAL 1:
ELECTION OF DIRECTORS
Our Certificate of Incorporation, as amended, provides that the Board of Directors be divided into three classes. Each director serves a term of three years. At each annual meeting, the stockholders elect directors for a full term or the remainder thereof, as the case may be, to succeed those, whose terms have expired. Each director holds office for the term for which elected or until his or her successor is duly elected.
The Board of Directors currently consists of six members: David Pernock, Declan Daly, Paul Hopper, Kelvin Moore, Robert Langer and Marc Mazur. Mr. Daly and Mr. Mazur’s term expire at the 2010 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Dr. Langer’s and Mr. Hopper’s term expire at the 2011 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Mr. Pernock’s and Mr. Moore’s term expire at the 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified.
The Board of Directors has nominated Declan Daly and Marc Mazur for election as directors. If elected, their terms will expire at the 2013 Annual Meeting of Stockholders or until their successors are duly elected and qualified.
Biographical information for our current directors is provided above in the section entitled “Information About Directors and Executive Officers.”
The persons named in the proxy will vote FOR these nominees, except where authority has been withheld as to a particular nominee.
The Board recommends that stockholders vote FOR these nominees for election to our Board of Directors.
PROPOSAL 2:
TO RATIFY APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
The Board recommends that stockholders vote FOR the ratification of the appointment of BDO Seidman, LLP as our independent certified public accountants for the fiscal year ending December 31, 2010.

PROPOSAL 3:
TO APPROVE THE COMPANY’S 2009 EQUITY INCENTIVE PLAN
General
We are submitting the 2009 Equity Incentive Plan (the “Plan”) to stockholders for approval. We have developed this Plan to permit us to grant awards in the form of incentive stock options, as defined in Section 422 of the Internal Revenue Code, or Code, as well as options which do not so qualify, called non-qualified stock options, stock units, stock awards, stock appreciation rights, and other stock-based awards. The purpose of the Plan is to promote the interests of Fibrocell, and to motivate, attract and retain the services of the people upon whose efforts and contributions our success depends.
We have developed this Plan to align the interests of (i) designated employees of the Company and its subsidiaries, (ii) non-employee members of the Board of Directors of the Company, and (iii) consultants and key advisors of the Company and its subsidiaries with the interests of the Company’s stockholders and to provide incentives for such persons to exert maximum efforts for the success of the Company. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders. The Plan may furthermore be expected to benefit the Company and its stockholders by making it possible for the Company to attract and retain the best available talent as the Company is in an important early phase of its development. There are approximately 27 persons currently eligible to participate in the Plan.
In September 2010, our Board of Directors adopted the Fibrocell Science, Inc. 2009 Equity Incentive Plan. The statements contained in this proxy statement concerning the terms and provisions of the Plan are summaries only and are qualified in their entirety by reference to the full text of the Plan a copy of which is attached as Appendix I to this proxy statement.
The Plan is not subject to the provisions of the Employment Retirement Income Security Act and is not a “qualified plan” within the meaning of Section 401 of the Internal Revenue Code, as amended (the “Code”).
The Plan is administered by the Company’s Board of Directors. The Board of Directors has exclusive discretion to select the participants who will receive awards under the Plan (each a “Participant”) and to determine the type, size and terms of each award. The Board of Directors will also make all other determinations that it decides are necessary or desirable in the interpretation and administration of the Plan.
The three outstanding stock option plans we had prior to our reorganization, (a) our 2001 Stock Option and Appreciation Rights Plan reserving 5,000,000 shares of common stock for the issuance of options to employees, directors and consultants, (b) our 2003 Stock Option and Appreciation Rights Plan reserving 2,250,000 shares of common stock for the issuance of options to employees, directors and consultants, and (c) our 2005 Equity Incentive Plan reserving 2,100,000 shares of common stock for the issuance of options to employees, directors and consultants, terminated as of the effective date of our reorganization and all outstanding options issued pursuant to the plans were cancelled.
Shares Subject to the Plan
Pursuant to the Plan, the aggregate number of shares of common stock that may be issued is 4,000,000 shares, subject to adjustment to prevent the dilution of rights from stock dividends, stock splits, recapitalization or similar transactions.

Awards under the Plan
Under the Plan, the Board of Directors may grant awards in the form of incentive stock options (“Incentive Stock Options”), as defined in Section 422 of the Code, as well as options which do not so qualify (“Nonqualified Stock Options”), stock units, stock awards, stock appreciation rights (“SARs”) and other stock-based awards. Incentive Stock Options and Nonqualified Stock Options together are referred to herein as “Options.”
Options. The duration of any Option shall be within the sole discretion of the Board of Directors; provided, however, that any Incentive Stock Option granted to a 10% or less stockholder or any Nonqualified Stock Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Stock Option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the Option is granted. The price at which each share of common stock subject to an Option shall be determined by the Board of Directors; provided, however, that the price for an Option (including Incentive Stock Options or Nonqualified Stock Options) will be equal to, or greater than, the fair market value of a share of common stock on the date the Option is granted, and further provided that Incentive Stock Options may not be granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the price per share is not less than 110% of the fair market value of the common stock on the date of grant.
Stock Units. The Board of Directors may grant stock units to an employee, consultant or non-employee director, upon such terms and conditions as Board of Directors deems appropriate under the Plan. Each stock unit shall represent the right of the Participant to receive a share of common stock or an amount based on the value of a share of common stock.
Stock Awards. The Board of Directors may issue shares of common stock to an employee, consultant or non-employee director under a stock award, upon such terms and conditions as the Board of Directors deems appropriate under the Plan. Shares of common stock issued pursuant to stock awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Board of Directors. The Board of Directors may establish conditions under which restrictions on stock awards shall lapse over a period of time or according to such other criteria as the Board of Directors deems appropriate, including restrictions based upon the achievement of specific performance goals.
SARs and Other Stock-Based Awards. SARs may be granted to an employee, non-employee director or consultant separately or in tandem with an Option. SARs may be granted in tandem either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of common stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the common stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of common stock. The stock appreciation for an SAR is the amount by which the fair market value of the underlying common stock on the date of exercise of the SAR exceeds the base amount of the SAR The Board of Directors shall determine whether the stock appreciation for an SAR shall be paid in the form of shares of common stock, cash or a combination of the two.
Other awards may be granted that are based on or measured by common stock to employees, consultants and non-employee directors, on such terms and conditions as the Board of Directors deems appropriate. Other stock-based awards may be granted subject to achievement of performance goals or other conditions and may be payable in common stock or cash, or in a combination of the two.
Qualified Performance-Based Compensation. The Board of Directors may determine that stock units, stock awards, SARs or other stock-based awards granted to an employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code.

Termination of Employment
If the employment or service of a Participant is terminated for cause, the Options of such Participant, both accrued and future, then held shall terminate immediately. If the employment or service of the Participant is terminated by either the Participant or the Company for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the Options of such Participant then outstanding shall be exercisable by such Participant at any time prior to the expiration of the Options or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options at the date of such termination. In the case of a Participant who becomes disabled, as defined by Section 22(e)(3) of the Code, the rights of such Participant under any then outstanding Options shall be exercisable by such Participant at any time prior to the expiration of the Options or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options at the date of such termination. In the event of the death of a Participant, the rights of such Participant under any then outstanding Options shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Options or within one year after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options, if any, at the date of death. Another period of time for the exercise of Options may be specified by the Board of Directors for the aforementioned terminations with the exception of termination for cause. The terms and conditions regarding any other awards under the Plan shall be determined by the Board of Directors. If a person or estate acquires the right to exercise an award under the Plan by bequest or inheritance, the Company may require reasonable evidence as to the ownership of such award, and may require such consents and releases of taxing authorities as the Company may deem advisable.
Federal Income Tax Consequences
The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality. The federal income tax consequences arising with respect to awards granted under the Plan will depend on the type of the award. The following provides only a general description of the application of federal income tax laws to certain awards under the Plan.
Incentive Stock Options. A Participant is not taxed for regular federal income tax purposes at the time an Incentive Stock Option is granted, but the excess of the fair market value of the shares received over the option exercise price will be taken into account for the alternative minimum tax. The tax consequences upon exercise and later disposition depend upon whether the Participant was an employee of the Company or its subsidiary at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the Participant holds the shares for more than one year after exercise and two years after the date of grant of the Option. If the Participant satisfies both the employment rule and the holding rule, for regular tax purposes the Participant will not realize income upon exercise of the Option and the Company will not be allowed an income tax deduction at any time. The difference between the Option price and the amount realized upon disposition of the shares by the Participant will constitute a long-term capital gain or a long-term capital loss, as the case may be. Neither the employment rule nor the holding rule will apply to the exercise of an Option by the estate of a Participant, provided that the Participant satisfied the employment rule as of the date of such Participant’s death. If the Participant meets the employment rule but fails to observe the holding rule (a “Disqualifying Disposition”), the Participant generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the Option price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the Participant as capital gain (long-term or short-term depending on the length of time the stock was held after the Option was exercised). If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the Participant is generally limited to the excess of the sales price over the Option price. In both situations, the Company’s tax deduction is limited to the amount of ordinary income recognized by the Participant.
Nonqualified Stock Options. Under present regulations, a Participant who is granted a Nonqualified Stock Option will not realize taxable income at the time the Option is granted. In general, a Participant will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the Option price, and the Company will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The Participant’s basis in the shares so acquired will be equal to the Option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the Participant will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the Option is exercised.

Different consequences will apply for a Participant subject to the alternative minimum tax.
Withholding. The Company shall have the right to reduce the number of shares of common stock deliverable pursuant to the Plan by an amount which would have a fair market value equal to the amount of all federal, state or local taxes to be withheld, based on the tax rates then in effect or the tax rates that the Company reasonably believes will be in effect for the applicable tax year, or to deduct the amount of such taxes from any cash payment to be made to a Participant, pursuant to the Plan or otherwise.
New Plan Benefits
It is not possible to predict the individuals who will receive future awards under the Plan or the number of shares of common stock covered by any future award because such awards are wholly within the discretion of the Board of Directors. The last reported sales price of the common stock underlying the Plan on April 26, 2010 was $0.81.
The following table sets forth the number of options that have been granted pursuant to the Plan as of April 26, 2010:
New Plan Benefits

Name and Position	Number of Shares Underlying Options
David Pernock	2,100,000
Declan Daly	50,000
John Maslowski	100,000
Karen Donhauser	60,000
Executive Group	2,310,000	(1)
Non-Executive Director Group	800,000
Non-Executive Officer Employee Group	97,000

(1)	Consists of our named executive officers.
Equity Compensation Plan Information

Number of securities
remaining available for
future issuance under
	Number of securities to		Weighted-average	equity compensation
	be issued upon exercise		exercise price of	plans (excluding
	of outstanding options,		outstanding options,	securities reflected in
	warrants and rights		warrants and rights	column (a))
Plan category	(a)		(b)	(c)
Equity compensation plans approved by security holders	—		—	—
Equity compensation plans not approved by security holders	4,657,000	(1)	$0.89	343,000

Total	4,657,000		$0.89	343,000

(1)	Consists of: (i) 3,657,000 shares underlying options issued pursuant to the Plan; and (ii) 1,000,000 shares underlying options issued to consultants outside of the Plan, which have an exercise price of $0.75 per share.

Termination or Amendment of the Plan
The Board of Directors may at any time terminate the Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to applicable law; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, affect or impair the rights of such individual under such Option. Pursuant to Section 422(b)(2) of the Code, no Incentive Stock Option may be granted pursuant to this Plan more than ten years from the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company, whichever is earlier.
The Board recommends that stockholders vote FOR the proposal to approve Fibrocell Science, Inc.’s 2009 Equity Incentive Plan.
OTHER PROPOSED ACTION
Our Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does it know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this proxy statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board of Directors.
STOCKHOLDER PROPOSALS AND SUBMISSIONS
A proxy statement and notice of this meeting will be mailed to all stockholders approximately one month prior to our next annual meeting. In order to be eligible for inclusion in our proxy statement for the 2010 Annual Meeting, a proposal of a stockholder must be received at our principal executive offices located in Exton, Pennsylvania no later than 120 days prior to the first anniversary of the date of this proxy statement (the “Deadline”); provided, however, that in the event that the date of the meeting is changed by more than 30 days from the date of the 2009 Annual Meeting, notice by the stockholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made. All stockholder proposals received after the Deadline will be considered untimely and will not be included in the proxy statement for the 2010 Annual Meeting. The SEC rules establish a different deadline for submission of stockholder proposals that are not intended to be included in our proxy statement with respect to regularly scheduled annual meetings. The rules set forth standards as to what stockholder proposals are required to be included in a proxy statement. Also, the notice must meet the other requirements contained in our Bylaws. A copy of the relevant Bylaw provisions containing the requirements for making stockholder proposals may be obtained by contacting our Corporate Secretary at our executive offices.
Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

By Order of the Board of Directors FIBROCELL SCIENCE, INC.
/s/ DAVID PERNOCK
David Pernock
Chairman of the Board

Exton, Pennsylvania
May 3, 2010

FIBROCELL SCIENCE, INC.
2009 EQUITY INCENTIVE PLAN

FIBROCELL SCIENCE, INC.
2009 EQUITY INCENTIVE PLAN
EXHIBITS
A. FORM OF INCENTIVE OPTION GRANTS
B. FORM OF NONQUALIFIED OPTION GRANTS
C. FORM OF BOARD OF DIRECTORS GRANTS

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FIBROCELL SCIENCE, INC.
2009 EQUITY INCENTIVE PLAN
1. Purpose and Objectives
The Fibrocell Science, Inc. 2009 Equity Incentive Plan (the “Plan”) is designed to align the interests of (i) designated employees of Fibrocell Science, Inc. (the “Company”) and its subsidiaries, (ii) non-employee members of the board of directors of the Company, and (iii) consultants and key advisors of the Company and its subsidiaries with the interests of the Company’s stockholders and to provide incentives for such persons to exert maximum efforts for the success of the Company. By extending the opportunity to receive grants of stock options, stock units, stock awards, stock appreciation rights and other stock-based awards, the Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company’s shareholders, and will align the economic interests of the participants with those of the shareholders. The Plan may furthermore be expected to benefit the Company and its stockholders by making it possible for the Company to attract and retain the best available talent. The Plan shall be effective as of September 3, 2009.
2. Definitions
Whenever used in this Plan, the following terms will have the respective meanings set forth below:
(a) “Board” means the Company’s Board of Directors.
(b) “Cause” means, except to the extent otherwise specified by the Committee, a finding by the Committee of a Participant’s incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, or unauthorized disclosure of customer lists, product lines, processes or trade secrets of the Employer, individually or as an employee, partner, associate, officer or director of any organization.
(c) “Change of Control” shall be deemed to have occurred if:
(i) Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors;
(ii) The consummation of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or
(d) “Code” means the Internal Revenue Code of 1986, as amended.
(e) “Committee” means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan, or in the absence of such committee, the entire Board. Grants that are intended to be “qualified performance-based compensation” under section 162(m) of the Code shall be made by a committee that consists of two or more persons appointed by the Board, all of whom shall be “outside directors” as defined under section 162(m) of the Code and related Treasury regulations.

(f) “Company” means Fibrocell Science, Inc. and any successor corporation.
(g) “Company Stock” means the common stock of the Company.
(h) “Consultant” means a consultant or advisor who performs services for the Employer and who renders bona fide services to the Employer, if the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Consultant does not directly or indirectly promote or maintain a market for the Employer’s securities.
(i) “Disability” means a Participant’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Participant, or as otherwise determined by the Committee.
(j) “Effective Date” of the Plan means September 3, 2009.
(k) “Employee” means an employee of the Employer (including an officer or director who is also an employee).
(l) “Employer” means the Company and its subsidiaries.
(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(n) “Exercise Price” means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.
(o) “Fair Market Value” of Company Stock means, unless the Committee determines otherwise with respect to a particular Grant, (i) if the principal trading market for the Company Stock is the NYSE Amex, the NASDAQ Global Market, the NASDAQ Capital Market or another national securities exchange, the “closing transaction” price at which shares of Company Stock are traded on such securities exchange on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not principally traded on a national securities exchange, but is quoted on the NASD OTC Bulletin Board (“OTCBB”) or the Pink Sheets, the last reported “closing transaction” price of Company Stock on the relevant date, as reported by the OTCBB or Pink Sheets, or, if not so reported, as reported in a customary financial reporting service, as the Committee determines, or (iii) if the Company Stock is not publicly traded or, if publicly traded, is not subject to reported closing transaction prices as set forth above, the Fair Market Value per share shall be as determined by the Committee. Notwithstanding the foregoing, for federal, state and local income tax purposes, the Fair Market Value may be determined by the Committee in accordance with uniform and non-discriminatory standards adopted by it from time to time.
(p) “Grant” means an Option, Stock Unit, Stock Award, SAR or Other Stock-Based Award granted under the Plan.
(q) “Grant Agreement” means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.
(r) “Incentive Stock Option” means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.
(s) “Non-Employee Director” means a member of the Board who is not an employee of the Employer.
(t) “Nonqualified Stock Option” means an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

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(u) “Option” means an option to purchase shares of Company Stock, as described in Section 7.
(v) “Other Stock-Based Award” means any Grant based on, measured by or payable in Company Stock (other than a Grant described in Sections 7, 8 or 9 of the Plan), as described in Section 10.
(w) “Participant” means an Employee, Consultant or Non-Employee Director designated by the Committee to participate in the Plan.
(x) “Plan” means this Fibrocell Science, Inc. 2009 Equity Incentive Plan, as in effect from time to time.
(y) “SAR” means a stock appreciation right as described in Section 10.
(z) “Stock Award” means an award of Company Stock as described in Section 9.
(aa) “Stock Unit” means an award of a phantom unit representing a share of Company Stock, as described in Section 8.
3. Administration
(a) Committee. The Plan shall be administered and interpreted by the Committee. Ministerial functions may be performed by an administrative committee comprised of Company employees appointed by the Committee.
(b) Committee Authority. The Committee shall have the sole authority to (i) determine the Participants to whom Grants shall be made under the Plan, (ii) determine the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms and conditions of any previously issued Grant, subject to the provisions of Section 17 below, and (v) deal with any other matters arising under the Plan.
(c) Committee Determinations. The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee’s interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.
4. Grants
(a) Grants under the Plan may consist of Options as described in Section 7, Stock Units as described in Section 8, Stock Awards as described in Section 9, and SARs or Other Stock-Based Awards as described in Section 10. All Grants shall be subject to such terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Grant Agreement.
(b) All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

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5. Shares Subject to the Plan
(a) Shares Authorized. The aggregate number of shares of Company Stock that may be issued under the Plan is 4,000,000 shares, subject to adjustment as described in subsection (d) below.
(b) Source of Shares; Share Counting. Shares issued under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options and SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any Stock Awards, Stock Units or Other Stock-Based Awards are forfeited or terminated, or otherwise are not paid in full, the shares reserved for such Grants shall again be available for purposes of the Plan.
(c) Grants. All Grants under the Plan shall be expressed in shares of Company Stock. All cash payments shall equal the Fair Market Value of the shares of Company Stock to which the cash payments relate.
(d) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the number of shares covered by outstanding Grants, the kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive. To the extent that any Grant is subject to section 409A of the Code, or becomes subject to section 409A of the Code as a result of any adjustment made hereunder, such adjustment shall be made in compliance with section 409A of the Code.
6. Eligibility for Participation
(a) Eligible Persons. All Employees, Consultants and Non-Employee Directors shall be eligible to participate in the Plan.
(b) Selection of Participants. The Committee shall select the Employees, Consultants and Non-Employee Directors to receive Grants and shall determine the number of shares of Company Stock subject to each Grant.
7. Options
(a) General Requirements. The Committee may grant Options to an Employee, Consultant or Non-Employee Director upon such terms and conditions as the Committee deems appropriate under this Section 7. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Consultants and Non-Employee Directors.
(b) Type of Option, Price and Term
(i) The Committee may grant Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Consultants or Non-Employee Directors.

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(ii) The Exercise Price of Company Stock subject to an Option shall be determined by the Committee; provided, however, that the Exercise Price for an Option (including Incentive Stock Options or Nonqualified Stock Options) will be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Option is granted and further provided that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of the Company Stock on the date of grant
(iii) The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.
(iv) To the extent the Company is unable to obtain shareholder approval of the Plan within one year of the Effective Date, any Incentive Stock Options issued pursuant to the Plan shall automatically be considered Nonqualified Stock Options, and to the extent a holder of an Incentive Stock Option exercises his or her Incentive Stock Option prior to such shareholder approval date, such exercised Option shall automatically be considered to have been a Nonqualified Stock Option.
(c) Exercisability of Options.
(i) Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Agreement. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.
(ii) The Committee may provide in a Grant Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price or (B) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Committee deems appropriate. Notwithstanding the foregoing, to the extent that an Option would otherwise be exempt from section 409A of the Code, the Committee may only include such a provision in a Grant Agreement for such an Option if the inclusion of such a provision will not cause that Option to become subject to section 409A of the Code.
(iii) Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).
(d) Termination of Employment or Service. Upon termination of employment or the services of a Participant, an Option may only be exercised as follows:
(i) In the event that a Participant ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or termination for Cause, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within three months after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant’s Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

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(ii) In the event the Participant ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Participant shall terminate as of the date the Participant ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 7, if the Committee determines that the Participant has engaged in conduct that constitutes Cause at any time while the Participant is employed by, or providing service to, the Employer or after the Participant’s termination of employment or service, any Option held by the Participant shall immediately terminate and the Participant shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Participant for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.
(iii) In the event the Participant ceases to be employed by, or provide service to, the Employer on account of the Participant’s Disability, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant’s Options which are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.
(iv) If the Participant dies while employed by, or providing service to, the Employer or while an Option remains outstanding under Section 7(d)(i) or 7(d)(iii) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant’s Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.
(e) Exercise of Options. A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) if permitted by the Committee, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.
(f) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code.

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8. Stock Units
(a) General Requirements. The Committee may grant Stock Units to an Employee, Consultant or Non-Employee Director, upon such terms and conditions as the Committee deems appropriate under this Section 8. Each Stock Unit shall represent the right of the Participant to receive a share of Company Stock or an amount based on the value of a share of Company Stock. All Stock Units shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan.
(b) Terms of Stock Units. The Committee may grant Stock Units that are payable on terms and conditions determined by the Committee, which may include payment based on achievement of performance goals. Stock Units may be paid at the end of a specified vesting or performance period, or payment may be deferred to a date authorized by the Committee. The Committee shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.
(c) Payment With Respect to Stock Units. Payment with respect to Stock Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee. The Grant Agreement shall specify the maximum number of shares that can be issued under the Stock Units.
(d) Requirement of Employment or Service. The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Units after termination of the Participant’s employment or service, and the circumstances under which Stock Units may be forfeited.
9. Stock Awards
(a) General Requirements. The Committee may issue shares of Company Stock to an Employee, Consultant or Non-Employee Director under a Stock Award, upon such terms and conditions as the Committee deems appropriate under this Section 9. Shares of Company Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals. The Committee shall determine the number of shares of Company Stock to be issued pursuant to a Stock Award.
(b) Requirement of Employment or Service. The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards may be forfeited.
(c) Restrictions on Transfer. While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 14(a). Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Company may retain possession of any certificates for Stock Awards until all restrictions on such shares have lapsed.
(d) Right to Vote and to Receive Dividends. The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period.
10. Stock Appreciation Rights and Other Stock-Based Awards
(a) The Committee may grant SARs to an Employee, Non-Employee Director or Consultant separately or in tandem with an Option. The following provisions are applicable to SARs:
(i) Base Amount. The Committee shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, an amount that is at least equal to the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

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(ii) Tandem SARs. The Committee may grant tandem SARs either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the date of the grant of the Incentive Stock Option. In the case of tandem SARs, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.
(iii) Exercisability. An SAR shall be exercisable during the period specified by the Committee in the Grant Agreement and shall be subject to such vesting and other restrictions as may be specified in the Grant Agreement. The Committee may grant SARs that are subject to achievement of performance goals or other conditions. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Participant is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 7(d). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.
(iv) Grants to Non-Exempt Employees. SARs granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Committee, upon the Participant’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).
(v) Value of SARs. When a Participant exercises SARs, the Participant shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in subsection (i).
(vi) Form of Payment. The Committee shall determine whether the stock appreciation for an SAR shall be paid in the form of shares of Company Stock, cash or a combination of the two. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.
(b) Other Stock-Based Awards. The Committee may grant other awards not specified in Sections 7, 8 or 9 above that are based on or measured by Company Stock to Employees, Consultants and Non-Employee Directors, on such terms and conditions as the Committee deems appropriate. Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Company Stock or cash, or in a combination of the two, as determined by the Committee in the Grant Agreement.
11. Qualified Performance-Based Compensation
(a) Designation as Qualified Performance-Based Compensation. The Committee may determine that Stock Units, Stock Awards, SARs or Other Stock-Based Awards granted to an Employee shall be considered “qualified performance-based compensation” under section 162(m) of the Code, in which case the provisions of this Section 11 shall apply to such Grants. The Committee may also grant Options under which the exercisability of the Options is subject to achievement of performance goals as described in this Section 11 or otherwise.

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(b) Performance Goals. When Grants are made under this Section 11, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of section 162(m) of the Code for “qualified performance-based compensation.” The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Grants identified by the Committee as “qualified performance-based compensation.”
(c) Criteria Used for Objective Performance Goals. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, price-earnings multiples, gross profit, net earnings, operating earnings, revenue, revenue growth, number of days sales outstanding in accounts receivable, number of days of cost of sales in inventory, productivity, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, shareholder return, return on equity, return on capital employed, growth in assets, unit volume, sales, cash flow, market share, relative performance to a comparison group designated by the Committee, debt reduction, market capitalization or strategic business criteria consisting of one or more objectives based on meeting specified R&D programs, new product releases, revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets, quality improvements, cycle time reductions, manufacturing improvements and/or efficiencies, human resource programs, customer programs, goals relating to acquisitions or divestitures or goals relating to FDA or other regulatory approvals. The performance goals may relate to one or more business units or the performance of the Company as a whole, or any combination of the foregoing. Performance goals need not be uniform as among Participants. Performance goals may be set on a pre tax or after tax basis, may be defined by absolute or relative measures, and may be valued on a growth or fixed basis.
(d) Timing of Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code.
(e) Certification of Results. The Committee shall certify the performance results for the performance period specified in the Grant Agreement after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the satisfaction of all other terms of the Grant Agreement.
(f) Death, Disability or Other Circumstances. The Committee may provide in the Grant Agreement that Grants under this Section 11 shall be payable, in whole or in part, in the event of the Participant’s death or Disability, a Change of Control or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.
12. Deferrals
The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to the Participant in connection with any Grant. The Committee shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code.
13. Withholding of Taxes
(a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

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(b) Election to Withhold Shares. If the Committee so permits, a Participant may elect to satisfy the Company’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee.
14. Transferability of Grants
(a) Restrictions on Transfer. Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant’s lifetime, and a Participant may not transfer those rights except by will or by the laws of descent and distribution. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.
(b) Transfer of Nonqualified Stock Options to or for Family Members. Notwithstanding the foregoing, the Committee may provide, in a Grant Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.
15. Consequences of a Change of Control
In the event of a Change of Control, the Committee may take any one or more of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (i) the Committee may determine that outstanding Options and SARs shall be fully exercisable, and restrictions on outstanding Stock Awards and Stock Units shall lapse, as of the date of the Change of Control or at such other time or subject to specific conditions as the Committee determines, (ii) the Committee may require that Participants surrender their outstanding Options and SARs in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Participant’s unexercised Options and SARs exceeds the Exercise Price, if any, and on such terms as the Committee determines, (iii) after giving Participants an opportunity to exercise their outstanding Options and SARs, the Committee may terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate, (iv) with respect to Participants holding Stock Units or Other Stock-Based Awards, the Committee may determine that such Participants shall receive one or more payments in settlement of such Stock Units or Other Stock-Based Awards, in such amount and form and on such terms as may be determined by the Committee, or (v) the Committee may determine that Grants that remain outstanding after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such acceleration, surrender, termination, settlement or assumption shall take place as of the date of the Change of Control or such other date as the Committee may specify. Notwithstanding the foregoing, to the extent required to comply with section 409A of the Code, a Grant Agreement will include a definition of “Change of Control” that complies with and falls within the definition of “change in control event” set forth in section 409A of the Code and any Internal Revenue Service regulations or other guidance issued thereunder.
16. Requirements for Issuance of Shares
No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. No Participant shall have any right as a shareholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

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17. Amendment and Termination of the Plan
(a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the shareholders of the Company if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements. No amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement, or except as provided in Section 18(b) below. Notwithstanding anything in the Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.
(b) Shareholder Approval for “Qualified Performance-Based Compensation.” If Grants are made under Section 11 above, the Plan must be reapproved by the Company’s shareholders no later than the first shareholders meeting that occurs in the fifth year following the year in which the shareholders previously approved the provisions of Section 11, if additional Grants are to be made under Section 11 and if required by section 162(m) of the Code or the regulations thereunder.
(c) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.
18. Miscellaneous
(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other stock-based awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation. The terms and conditions of the Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives, as determined by the Committee
(b) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of “qualified performance-based compensation” comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

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(c) Enforceability. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.
(d) Funding of the Plan; Limitation on Rights. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.
(e) Rights of Participants. Nothing in this Plan shall entitle any Employee, Non-Employee Director or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.
(f) No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
(g) Employees Subject to Taxation Outside the United States. With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.
(h) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

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FORM OF INCENTIVE OPTION GRANTS
FIBROCELL SCIENCE, INC.
2009 EQUITY INCENTIVE PLAN
INCENTIVE STOCK OPTION GRANT
This STOCK OPTION GRANT, dated as of                                         , (the “Date of Grant”), is delivered by Fibrocell Science, Inc. (the “Company”) to                                          (the “Grantee”).
RECITALS
The Fibrocell Science, Inc. 2009 Equity Incentive Plan (the “Plan”) provides for the grant of options to purchase shares of common stock of the Company. The Compensation Committee of the Committee of Directors of the Company, or if no such entity exists, the entire Board of Directors (the “Committee”) has decided to make a stock option grant as an inducement for the Grantee to promote the best interests of the Company and its shareholders.
To the extent the Company is unable to obtain shareholder approval of the Plan within one year of the Effective Date, any Incentive Stock Options issued pursuant to the Plan shall automatically be considered Nonqualified Stock Options, and to the extent a holder of an Incentive Stock Option exercises his or her Incentive Stock Option prior to such shareholder approval date, such exercised Option shall automatically be considered to have been a Nonqualified Stock Option
NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:
1. Grant of Option.
(a) Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee an incentive stock option (the “Option”) to purchase                      shares of common stock of the Company (“Shares”) at an exercise price of $                     per Share. The Option shall become exercisable according to Paragraph 2 below.
(b) The Option is designated as an incentive stock option, as described in Paragraph 5 below. However, if and to the extent the Option exceeds the limits for an incentive stock option, as described in Paragraph 5, the Option shall be a nonqualified stock option.
2. Exercisability of Option. The Option shall become exercisable on the following dates, if the Grantee is employed by, or providing service to, the Employer (as defined in the Plan) on the applicable date:

Date	Shares for Which the Option is Exercisable

The exercisability of the Option is cumulative, but shall not exceed 100% of the Shares subject to the Option. If the foregoing schedule would produce fractional Shares, the number of Shares for which the Option becomes exercisable shall be rounded down to the nearest whole Share.

3. Term of Option.
(a) The Option shall have a term of                      years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan.
(b) The Option shall automatically terminate upon the happening of the first of the following events:
(i) The expiration of the three-month period after the Grantee ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than Disability (as defined in the Plan), death or Cause (as defined in the Plan).
(ii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Employer on account of the Grantee’s Disability.
(iii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Employer, if the Grantee dies while employed by, or providing service to, the Employer or while the Option remains outstanding as described in subparagraph (i) or (ii) above.
(iv) The date on which the Grantee ceases to be employed by, or provide service to, the Employer for Cause. In addition, notwithstanding the prior provisions of this Paragraph 3, if the Grantee engages in conduct that constitutes Cause after the Grantee’s employment or service terminates, the Option shall immediately terminate.
Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the                      anniversary of the Date of Grant. Any portion of the Option that is not exercisable at the time the Grantee ceases to be employed by, or provide service to, the Employer shall immediately terminate.
4. Exercise Procedures.
(a) Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Company written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised and the method of payment. Payment of the exercise price shall be made in accordance with procedures established by the Committee from time to time based on type of payment being made but, in any event, prior to issuance of the Shares. The Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering Shares of the Company, which shall be valued at their fair market value on the date of delivery, or by attestation (on a form prescribed by the Committee) to ownership of Shares having a fair market value on the date of exercise equal to the exercise price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other method as the Committee may approve. The Committee may impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option.
(b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee’s death) represent that the Grantee is purchasing Shares for the Grantee’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate.
(c) All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, the Grantee may elect to satisfy any tax withholding obligation of the Employer with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

5. Designation as Incentive Stock Option.
(a) This Option is designated an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). If the aggregate fair market value of the stock on the date of the grant with respect to which incentive stock options are exercisable for the first time by the Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a nonqualified stock option that does not meet the requirements of Section 422. If and to the extent that the Option fails to qualify as an incentive stock option under the Code, the Option shall remain outstanding according to its terms as a nonqualified stock option.
(b) The Grantee understands that favorable incentive stock option tax treatment is available only if the Option is exercised while the Grantee is an employee of the Company or a parent or subsidiary of the Company or within a period of time specified in the Code after the Grantee ceases to be an employee. The Grantee understands that the Grantee is responsible for the income tax consequences of the Option, and, among other tax consequences, the Grantee understands that he or she may be subject to the alternative minimum tax under the Code in the year in which the Option is exercised. The Grantee will consult with his or her tax adviser regarding the tax consequences of the Option.
(c) The Grantee agrees that the Grantee shall immediately notify the Company in writing if the Grantee sells or otherwise disposes of any Shares acquired upon the exercise of the Option and such sale or other disposition occurs on or before the later of (i) two years after the Date of Grant or (ii) one year after the exercise of the Option. The Grantee also agrees to provide the Company with any information requested by the Company with respect to such sale or other disposition.
6. Change of Control. The provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan.
7. Restrictions on Exercise. Only the Grantee may exercise the Option during the Grantee’s lifetime. After the Grantee’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.
8. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.
9. No Employment or Other Rights. The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ or service of the Employer and shall not interfere in any way with the right of the Employer to terminate the Grantee’s employment or service at any time. The right of the Employer to terminate at will the Grantee’s employment or service at any time for any reason is specifically reserved.
10. No Shareholder Rights. Neither the Grantee, nor any person entitled to exercise the Grantee’s rights in the event of the Grantee’s death, shall have any of the rights and privileges of a shareholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.
11. Assignment and Transfers. The rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Grantee’s consent.

12. Applicable Law. The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.
13. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the General Counsel at 405 Eagleview Blvd., Exton, PA 19341, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Employer, or to such other address as the Grantee may designate to the Employer in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

FIBROCELL SCIENCE, INC.

By:

I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all the decisions and determinations of the Committee shall be final and binding.

Grantee:

Date:

FORM OF NONQUALIFIED OPTION GRANTS
FIBROCELL SCIENCE, INC.
2009 EQUITY INCENTIVE PLAN
NONQUALIFIED STOCK OPTION GRANT
This STOCK OPTION GRANT, dated as of                                          (the “Date of Grant”), is delivered by Fibrocell Science, Inc. (the “Company”) to                                          (the “Grantee”).
RECITALS
The Fibrocell Science, Inc. 2009 Equity Incentive Plan (the “Plan”) provides for the grant of options to purchase shares of common stock of the Company. The Compensation Committee of the Committee of Directors of the Company, or if no such entity exists, the entire Board of Directors (the “Committee”) has decided to make a stock option grant as an inducement for the Grantee to promote the best interests of the Company and its shareholders.
NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:
1. Grant of Option. Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee a nonqualified stock option (the “Option”) to purchase                      shares of common stock of the Company (“Shares”) at an exercise price of $                     per Share. The Option shall become exercisable according to Paragraph 2 below.
2. Exercisability of Option. The Option shall become exercisable on the following dates, if the Grantee is employed by, or providing service to, the Employer (as defined in the Plan) on the applicable date:

Date	Shares for Which the Option is Exercisable

The exercisability of the Option is cumulative, but shall not exceed 100% of the Shares subject to the Option. If the foregoing schedule would produce fractional Shares, the number of Shares for which the Option becomes exercisable shall be rounded down to the nearest whole Share.
3. Term of Option.
(a) The Option shall have a term of                      years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan.
(b) The Option shall automatically terminate upon the happening of the first of the following events:
(i) The expiration of the three-month period after the Grantee ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than Disability (as defined in the Plan), death or Cause (as defined in the Plan).
(ii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Employer on account of the Grantee’s Disability.

(iii) The expiration of the one-year period after the Grantee ceases to be employed by, or provide service to, the Employer, if the Grantee dies while employed by, or providing service to, the Employer or while the Option remains outstanding as described in subparagraph (i) or (ii) above.
(iv) The date on which the Grantee ceases to be employed by, or provide service to, the Employer for Cause. In addition, notwithstanding the prior provisions of this Paragraph 3, if the Grantee engages in conduct that constitutes Cause after the Grantee’s employment or service terminates, the Option shall immediately terminate.
Notwithstanding the foregoing, in no event may the Option be exercised after the date that is immediately before the                      anniversary of the Date of Grant. Any portion of the Option that is not exercisable at the time the Grantee ceases to be employed by, or provide service to, the Employer shall immediately terminate.
4. Exercise Procedures.
(a) Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Company written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised and the method of payment. Payment of the exercise price shall be made in accordance with procedures established by the Committee from time to time based on type of payment being made but, in any event, prior to issuance of the Shares. The Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering Shares of the Company, which shall be valued at their fair market value on the date of delivery, or by attestation (on a form prescribed by the Committee) to ownership of Shares having a fair market value on the date of exercise equal to the exercise price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other method as the Committee may approve. The Committee may impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option.
(b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee’s death) represent that the Grantee is purchasing Shares for the Grantee’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate.
(c) All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, the Grantee may elect to satisfy any tax withholding obligation of the Employer with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.
5. Change of Control. The provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan.
6. Restrictions on Exercise. Except as the Committee may otherwise permit pursuant to the Plan, only the Grantee may exercise the Option during the Grantee’s lifetime and, after the Grantee’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.
7. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

8. No Employment or Other Rights. The grant of the Option shall not confer upon the Grantee any right to be retained by or in the employ or service of the Employer and shall not interfere in any way with the right of the Employer to terminate the Grantee’s employment or service at any time. The right of the Employer to terminate at will the Grantee’s employment or service at any time for any reason is specifically reserved.
9. No Shareholder Rights. Neither the Grantee, nor any person entitled to exercise the Grantee’s rights in the event of the Grantee’s death, shall have any of the rights and privileges of a shareholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.
10. Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Grantee’s consent.
11. Applicable Law. The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.
12. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the General Counsel at 405 Eagleview Blvd., Exton, PA 19341, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Employer, or to such other address as the Grantee may designate to the Employer in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.
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IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

FIBROCELL SCIENCE, INC.

By:

I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all the decisions and determinations of the Committee shall be final and binding.

Grantee:

Date:

FORM OF BOARD OF DIRECTORS GRANTS
FIBROCELL SCIENCE, INC.
2009 EQUITY INCENTIVE PLAN
NONQUALIFIED STOCK OPTION GRANT
This STOCK OPTION GRANT, dated as of                                          (the “Date of Grant”), is delivered by Fibrocell Science, Inc. (the “Company”) to                                          (the “Grantee”).
RECITALS
The Fibrocell Science, Inc. 2009 Equity Incentive Plan (the “Plan”) provides for the grant of options to purchase shares of common stock of the Company. The Compensation Committee of the Committee of Directors of the Company, or if no such entity exists, the entire Board of Directors (the “Committee”) has decided to make a stock option grant as an inducement for the Grantee to promote the best interests of the Company and its shareholders.
NOW, THEREFORE, the parties to this Agreement, intending to be legally bound hereby, agree as follows:
1. Grant of Option. Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee a nonqualified stock option (the “Option”) to purchase                      shares of common stock of the Company (“Shares”) at an exercise price of $                     per Share. The Option shall become exercisable according to Paragraph 2 below.
2. Exercisability of Option. The Option shall become exercisable on the following dates, if the Grantee is providing service to the Company as a member of its Board of Directors on the applicable date:

Date	Shares for Which the Option is Exercisable

The exercisability of the Option is cumulative, but shall not exceed 100% of the Shares subject to the Option. If the foregoing schedule would produce fractional Shares, the number of Shares for which the Option becomes exercisable shall be rounded down to the nearest whole Share. Any portion of the Option that is not exercisable at the time the Grantee ceases to be a member of the Board of Directors shall immediately terminate.
3. Term of Option. The Option shall have a term of  _____  years from the Date of Grant and shall terminate at the expiration of that period, unless it is terminated at an earlier date pursuant to the provisions of this Agreement or the Plan. Notwithstanding anything to the contrary in the Plan, the Option shall not terminate due to the termination of service, death, or Disability of the Grantee.
4. Exercise Procedures.
(a) Subject to the provisions of Paragraphs 2 and 3 above, the Grantee may exercise part or all of the exercisable Option by giving the Company written notice of intent to exercise in the manner provided in this Agreement, specifying the number of Shares as to which the Option is to be exercised and the method of payment. Payment of the exercise price shall be made in accordance with procedures established by the Committee from time to time based on type of payment being made but, in any event, prior to issuance of the Shares. The Grantee shall pay the exercise price (i) in cash, (ii) with the approval of the Committee, by delivering Shares of the Company, which shall be valued at their fair market value on the date of delivery, or by attestation (on a form prescribed by the Committee) to ownership of Shares having a fair market value on the date of exercise equal to the exercise price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other method as the Committee may approve. The Committee may impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option.

(b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Grantee (or other person exercising the Option after the Grantee’s death) represent that the Grantee is purchasing Shares for the Grantee’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate.
(c) All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, the Grantee may elect to satisfy any tax withholding obligation of the Company with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.
5. Change of Control. The provisions of the Plan applicable to a Change of Control shall apply to the Option, and, in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan.
6. Restrictions on Exercise. Except as the Committee may otherwise permit pursuant to the Plan, only the Grantee may exercise the Option during the Grantee’s lifetime and, after the Grantee’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Grantee, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Agreement.
7. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.
8. No Service or Other Rights. The grant of the Option shall not confer upon the Grantee any right to be retained by or in the service of the Company.
9. No Shareholder Rights. Neither the Grantee, nor any person entitled to exercise the Grantee’s rights in the event of the Grantee’s death, shall have any of the rights and privileges of a shareholder with respect to the Shares subject to the Option, until certificates for Shares have been issued upon the exercise of the Option.
10. Assignment and Transfers. Except as the Committee may otherwise permit pursuant to the Plan, the rights and interests of the Grantee under this Agreement may not be sold, assigned, encumbered or otherwise transferred except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. In the event of any attempt by the Grantee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Grantee, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Agreement may be assigned by the Company without the Grantee’s consent.

11. Applicable Law. The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.
12. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the General Counsel at 405 Eagleview Blvd., Exton, PA 19341, and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the books and records of the Company, or to such other address as the Grantee may designate to the Company in writing. Any notice shall be delivered by hand, sent by telecopy or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service.
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IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Agreement, and the Grantee has executed this Agreement, effective as of the Date of Grant.

FIBROCELL SCIENCE, INC.

By:

I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all the decisions and determinations of the Committee shall be final and binding.

Grantee:

Date:

FIBROCELL SCIENCE, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 3, 2010
The undersigned stockholder acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated May 3, 2010, and hereby appoints David Pernock and Declan Daly, or either of them, proxies for the undersigned, each with full power of substitution, to vote all of the undersigned’s shares of common stock of Fibrocell Science, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held at 405 Eagleview Blvd., Exton, Pennsylvania 19341, on June 3, 2010 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

1.	☐ For All ☐ Withhold All ☐ For All Except	The Board of Directors has nominated the following two persons for election as directors of the Company: Declan Daly and Marc Mazur. Their term will expire at the 2013 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.

2.	☐ For ☐ Against ☐ Abstain	To ratify the appointment of BDO Seidman, LLP as the Company’s auditors for the year ending December 31, 2010.

3.	☐ For ☐ Against ☐ Abstain	To approve the adoption of the Company’s 2009 Equity Incentive Plan.

4.		In their discretion, upon such other matters as may properly come before the meeting.
The board of directors recommends a vote FOR the nominees and proposal above and if no specification is made, the shares will be voted for such nominees and proposal.

Dated 2010

Stockholder’s Signature

Stockholder’s Signature
Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 59 MAIDEN LANE, NEW YORK, NEW YORK 10038. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES SET FORTH IN PROPOSAL 1, FOR THE PROPOSALS SET FORTH IN ITEMS 2 AND 3, AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 4. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.